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                                                                      EXHIBIT 99

                         ABERCROMBIE & FITCH CO. REPORTS
                          MARCH SALES INCREASE OF 34%;
                     COMPARABLE STORE SALES INCREASE OF 21%

NEW ALBANY, OHIO, APRIL 7, 2005: Abercrombie & Fitch Co. (NYSE: ANF) today reported net sales of $227.5 million for the five-week period ended April 2, 2005, a 34% increase over last year's net sales of $169.6 million for the five-week period ended April 3, 2004. March comparable store sales increased 21% over the same period last year.

Year-to-date, the Company reported a net sales increase of 34% to $387.5 million from $290.2 million last year. Comparable store sales increased 20% for the year-to-date period.

                              MARCH 2005 HIGHLIGHTS

     o    Total Company net sales increased 34%

     o    Total Company comparable store sales increased 21%

     o    Abercrombie & Fitch comparable store sales increased 19%

     o    Hollister Co. comparable store sales increased 21%

     o    abercrombie comparable store sales increased 30%


The Company operated 357 Abercrombie & Fitch stores, 170 abercrombie stores, 260 Hollister Co. stores and 4 RUEHL stores at the end of fiscal March. The Company operates e-commerce websites at www.abercrombie.com, www.abercrombiekids.com, and www.hollisterco.com.

To hear Abercrombie & Fitch's prerecorded March sales message, please dial (800) 395-0662, or internationally dial (402) 220-1262.

                                     # # # #

                 FOR FURTHER INFORMATION, CALL: THOMAS D. LENNOX

                       Director, Investor Relations and Corporate Communications
                       (614) 283-6751

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995


A&F CAUTIONS THAT ANY FORWARD-LOOKING STATEMENTS (AS SUCH TERM IS DEFINED IN THE
    PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995) CONTAINED IN THIS PRESS
     RELEASE, A&F'S FORM 10-K OR MADE BY MANAGEMENT OF A&F INVOLVE RISKS AND UNCERTAINTIES AND ARE SUBJECT TO CHANGE BASED ON VARIOUS IMPORTANT FACTORS, MANY
     OF WHICH MAY BE BEYOND THE COMPANY'S CONTROL. WORDS SUCH AS "ESTIMATE," "PROJECT," "PLAN," "BELIEVE," "EXPECT," "ANTICIPATE," "INTEND," AND SIMILAR
 EXPRESSIONS MAY IDENTIFY FORWARD-LOOKING STATEMENTS. THE FOLLOWING FACTORS, IN ADDITION TO THOSE INCLUDED IN THE DISCLOSURE UNDER THE HEADING "RISK FACTORS" IN "ITEM 1. BUSINESS" OF A&F'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED JANUARY 31, 2004, IN SOME CASES HAVE AFFECTED AND IN THE FUTURE COULD AFFECT THE
   COMPANY'S FINANCIAL PERFORMANCE AND COULD CAUSE ACTUAL RESULTS FOR THE 2004 FISCAL YEAR AND BEYOND TO DIFFER MATERIALLY FROM THOSE EXPRESSED OR IMPLIED IN
     ANY OF THE FORWARD-LOOKING STATEMENTS INCLUDED IN THIS PRESS RELEASE OR OTHERWISE MADE BY MANAGEMENT: CHANGES IN CONSUMER SPENDING PATTERNS AND CONSUMER
    PREFERENCES; THE EFFECTS OF POLITICAL AND ECONOMIC EVENTS AND CONDITIONS DOMESTICALLY AND IN FOREIGN JURISDICTIONS IN WHICH THE COMPANY OPERATES,
     INCLUDING, BUT NOT LIMITED TO, ACTS OF TERRORISM OR WAR; THE IMPACT OF COMPETITION AND PRICING; CHANGES IN WEATHER PATTERNS; POSTAL RATE INCREASES AND CHANGES; PAPER AND PRINTING COSTS; MARKET PRICE OF KEY RAW MATERIALS; ABILITY TO
                                 SOURCE PRODUCT


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FROM ITS GLOBAL SUPPLIER BASE; POLITICAL STABILITY; CURRENCY AND EXCHANGE RISKS
AND CHANGES IN EXISTING OR POTENTIAL DUTIES, TARIFFS OR QUOTAS; AVAILABILITY OF
      SUITABLE STORE LOCATIONS AT APPROPRIATE TERMS; ABILITY TO DEVELOP NEW MERCHANDISE; AND ABILITY TO HIRE, TRAIN AND RETAIN ASSOCIATES, AND THE OUTCOME
      OF PENDING LITIGATION. FUTURE ECONOMIC AND INDUSTRY TRENDS THAT COULD POTENTIALLY IMPACT REVENUE AND PROFITABILITY ARE DIFFICULT TO PREDICT.
    THEREFORE, THERE CAN BE NO ASSURANCE THAT THE FORWARD-LOOKING STATEMENTS INCLUDED IN THIS PRESS RELEASE WILL PROVE TO BE ACCURATE. IN LIGHT OF THE
SIGNIFICANT UNCERTAINTIES IN THE FORWARD-LOOKING STATEMENTS INCLUDED HEREIN, THE INCLUSION OF SUCH INFORMATION SHOULD NOT BE REGARDED AS A REPRESENTATION BY THE
    COMPANY, OR ANY OTHER PERSON, THAT THE OBJECTIVES OF THE COMPANY WILL BE ACHIEVED. THE FORWARD-LOOKING STATEMENTS HEREIN ARE BASED ON INFORMATION
PRESENTLY AVAILABLE TO THE MANAGEMENT OF THE COMPANY. EXCEPT AS MAY BE REQUIRED
   BY APPLICABLE LAW, THE COMPANY ASSUMES NO OBLIGATION TO PUBLICLY UPDATE OR REVISE ITS FORWARD-LOOKING STATEMENTS EVEN IF EXPERIENCE OR FUTURE CHANGES MAKE
  IT CLEAR THAT ANY PROJECTED RESULTS EXPRESSED OR IMPLIED THEREIN WILL NOT BE
                                    REALIZED.